                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                         INTERNATIONAL MAGNUM PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.6%
Belgium                0.7%
Denmark                0.7%
Finland                4.1%
France                 7.0%
Germany                8.4%
Hong Kong              1.3%
Ireland                1.8%
Italy                  5.2%
Japan                 18.8%
Malaysia               0.1%
Netherlands            3.2%
New Zealand            0.1%
Norway                 1.3%
Singapore              0.3%
Spain                  3.1%
Sweden                 4.0%
Switzerland            8.9%
United Kingdom        16.7%
Other                 12.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL

INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------
                            TOTAL RETURNS(2)
                      -----------------------------
                                   AVERAGE ANNUAL
                         ONE            SINCE
                         YEAR       INCEPTION(3)
                      ----------  -----------------
PORTFOLIO...........       8.97%          8.16%
INDEX...............      20.00%         11.10%

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Nestle                          Switzerland          2.1%
Telecom Italia S.p.A. Di Risp      Italy             2.0%
Cie Financiere Richemont AG,
 Class A                        Switzerland          1.9%
Iberdrola                          Spain             1.5%
Holderbank Financiere Glarus
 AG, Class B                    Switzerland          1.3%

TOP FIVE SECTORS
                                    VALUE        PERCENT OF
INDUSTRY                            (000)        NET ASSETS
-----------------------------  ---------------  -------------
Capital Equipment                 $  10,358           23.5%
Finance                               7,490           17.0%
Consumer Products                     6,921           15.7%
Materials                             5,160           11.7%
Services                              3,764            8.5%

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL MAGNUM PORTFOLIO   MSCI EAFE INDEX(1)
1/2/97*                           $10,000                $10,000
12/31/97                          $10,731                $10,280
12/31/98                          $11,694                $12,336

* Commencement of operations.
In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.
CERTAIN INFORMATION APPEARING IN THIS NVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Portfolio's Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index") which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.
For the year ended December 31, 1998, the Portfolio had a total return of 8.97% compared to 20.00% for the Index. For the period from inception on January 2, 1997 to December 31, 1998, the Portfolio had an average annual total return of 8.16% compared to 11.10% for the Index.
1998 was a challenging year for the international markets and the International Magnum Portfolio. Although the Index ended the year up 20.00%, most of the gains were attributable to a strong performance in Europe, which comprises 73% of the Index. After rallying early in the year, global

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

markets corrected sharply in August and September, sparked by the Russian debt default and near collapse of a U.S. hedge fund. The markets then settled down in the final quarter of the year, posting a modest recovery helped by interest rate cuts and ample liquidity. Against this backdrop, the Portfolio underperformed the Index, due primarily to our stock selection in Europe, where value and small and mid cap stocks lagged behind large and mega cap growth stocks. On the positive side, stock selection in Japan and Asia contributed positively to performance as did our regional allocation policy, in which we were overweight or neutral in Europe and underweight in Japan and Asia virtually all year.
The European markets rose 18.7% for the quarter and 28.5% for the year, buoyed by "Euro-phoria" ahead of the January 1, 1999 start of EMU. However, the strong returns disguised a wide range of returns across both countries and sectors. Finland (+121%), Italy (+52%) and Spain (+50%) were the strongest performers of the year, with Finland reflecting the strength of Nokia, the cellular phone manufacturer which rose over 200% for the year, and Italy and Spain benefiting from sharply lower interest rates due to EMU convergence. In contrast, Norway fell 30% for the year as oil prices reached their lowest point in real terms since 1972, while Sweden rose 14% and the UK nearly 18%. There was also a large disparity among sectors, with telecommunications, insurance and beverages and tobacco all posting better than 35% returns, while energy, commodities, textiles and transportation all posted negative returns for the year.
The Portfolio's European holdings underperformed the European index for the fourth quarter, second half of the year and the year. While companies like Telecom Italia, Nestle, Imperial Tobacco and France Telecom were strong performers for the year, the Portfolio was hurt by holdings in oil (Premier Oil and Total) as well as by weak stock selection especially in the UK. The Portfolio also suffered as large and mega cap growth stocks were unstoppable, making 1998 one of the worst years on record for value investors. Furthermore, the valuation gap between small/mid sized companies and their larger peers reached the widest point in over thirteen years. Attracted by their quality franchises and cheap multiples, the Portfolio has increased exposure over the last 18 months to small/mid cap companies. In the recent flight to liquidity, however, these small/mid cap names were shunned by investors, often for reasons unrelated to fundamentals. This has been the principal cause for our recent underperformance.
While we are disappointed by these European results, we believe that with valuation gaps so extreme and earnings expectations still very rosy, our European stocks are well positioned to navigate the choppy waters ahead. We remain cautiously optimistic about the outlook for Europe in 1999, as we expect demand for equities to continue to rise and merger and restructuring activity to remain brisk. However, risks include the new Euro currency which has shown signs of possible strengthening versus the U.S. dollar and would hurt the exporters which have led the European recovery. Furthermore, there are signs of a more dramatic than expected economic slowing in Europe, which would put further pressure on already high unemployment rates. Finally, valuations, particularly in the largest companies, are at stratospheric levels, making them extremely vulnerable to earnings disappointments which have become increasingly likely in this volatile global financial environment. To combat these risks, in our stock research, we spend a great deal of time conducting due diligence and testing our assumptions for cash flow growth under various scenarios. Experience tells us that owning a portfolio of cheap companies (i.e. low price/cash flow) builds in a margin of safety for those periods when markets fall on tough times.
Turning to Asia ex-Japan, the markets there finally found a bottom in the third quarter and rebounded in the final quarter of the year. However, with the exception of Australia, they still ended the year with negative returns. The Asian markets have been suffering for well over a year, with emerging market nations of South Korea, Thailand and Indonesia so dire they were forced to adopt austere monetary and fiscal policies under IMF guidance. These three nations (which are not in our investment universe), led an Asian fourth quarter rally just as they had led the downturn in late 1997. They have been helped by stronger currencies and lower interest rates, and recent data points to increasing economic activity. These factors have contributed to increasing stability and should benefit the region as a whole in the new year. We remain cautious, however, about the outlook for China and Hong Kong. China has seen several corporate defaults in recent weeks and the recent volatility in Latin America raises questions about the strength of the renminbi and the sustainability of the Hong Kong dollar peg.
A significant change occurred when Malaysia was removed from the Index in December 1998, narrowing our Asia ex-Japan investment universe to four countries: Hong Kong, Singapore, Australia and New Zealand. The Index change was made following the government's decision to implement capital controls in September. Shifting securities regulations have severely limited the ability of most foreign investors to trade over the past few months. We had a very small position in Malaysia when the controls were implemented, and chose to remain invested in a small number of defensive, consumer stocks rather than hold a currency position that could not be converted to dollars for a year. The Malaysian government has signaled it may lift these controls sometime in 1999, and we will monitor the situation accordingly.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Overall, we maintained a defensive portfolio in Asia during the year, and although our holdings outperformed relative to the region, most positions were still down for the year. However, the Portfolio was helped by the fact that our Asian holdings were a small (LESS THAN5%) portion of the Portfolio in absolute terms, and underweight versus the Index on a relative basis. The only bright spot in the region was Australia, which rose 6% for the year as the domestic economy exhibited strong economic fundamentals -- low inflation, sound monetary policy, a budget surplus and a healthy banking system. Additionally, many Australian companies are well managed with an eye towards increasing profitability. Telstra, the telecommunications company, Fosters, the beer manufacturer, and National Australia Bank were all strong performers for the quarter and year.
Finally, despite a new prime minister and a series of economic stimulus and bank bailout packages, the Japanese economy and stock market continued to languish, with conditions exacerbated by year end gyrations in the value of the yen. The story in Japan has changed little from a year ago; consumer and business sentiment remain at depressed levels while the nation's credit crunch and deflationary spiral have continued to worsen. In July, Japanese voters flocked to the polls to replace Prime Minister Hashimoto with a new leader, Mr. Obuchi. Obuchi declared a 60 trillion yen bank rescue package in October, doubling the efforts of his predecessor including a new scheme to nationalize troubled banks. Late in the year, both Long Term Credit Bank and Nippon Credit Bank were nationalized, the first in post WWII history for Japan. Although these changes are positive at the margin, significant structural problems remain and the government thus far has been unable or unwilling to implement the critical structural changes needed to revive the economy.
Our strategy of focusing on blue chip exporters and avoiding banks and more domestically oriented stocks contributed to relative outperformance of our Japanese stocks, although as in Asia, the market was down for the year. We also actively hedged our yen exposure during the year, which was helpful as the yen fell to 147 yen/dollar during the first half of the year, but slightly hurtful as the yen jumped back to 110 yen/dollar in September. Japanese equities fell to 12 year lows in 1998 and sentiment became increasingly negative on the future for the Japanese economy.
1999 should be another difficult year for Japan, with GDP growth flat to negative. Further bank failures are likely and the credit crunch should continue as a result. While Prime Minister Obuchi has provided a platform for significant tax cuts and economic stimulus packages to support Japan on a macro level, adjustments to over-capacity and over-employment and de-leveraging on the micro level will probably become the dominant themes for investors in 1999. As Japan increasingly gravitates to "international" accounting standards, corporate sector restructuring should ensue, challenging the traditional full employment socialist system and further dampening consumer sentiment as unemployment rises. Japan also remains vulnerable to any global economic slowdown as well as a stronger yen and higher domestic interest rates.
We will remain highly selective in our stock selection, favoring personal computers, semiconductor, service, pharmaceutical and select domestic sectors such as housing and housing related securities. As we enter 1999, we are cautiously optimistic that this year will become a true inflection point in which the private sector will finally foster real structural changes in areas such as wages, employment efficiencies and shareholder value (e.g., focus on return on equity). After 10 years of economic stagnation, Japan has entered the final phase for real change, making this an important time for long term investors in Japanese equities.
We believe 1999 will be an interesting year in the international equity markets overall. We have remained close to market weight in Europe and underweight in Japan and Asia relative to the Index for much of the past year, and maintained a small cash position. Overall, we will remain vigilant to find the best opportunities to put money to work, and adjust the Portfolio accordingly.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (85.3%)
  AUSTRALIA (1.6%)
     2,250   Brambles Industries Ltd..........................  $    55
    18,200   Colonial Ltd.....................................       62
     4,100   Commonwealth Bank of Australia...................       58
    24,100   Fosters Brewing Group Ltd........................       65
     2,600   Lend Lease Corp., Ltd............................       35
     5,130   National Australia Bank Ltd......................       77
     9,800   News Corp., Ltd..................................       65
    20,800   Oil Search Ltd...................................       21
     5,650   Rio Tinto Ltd....................................       67
 (a)19,400   Telstra Corp., Ltd...............................       91
     4,800   Westpac Banking Corp., Ltd.......................       32
     9,150   WMC Ltd..........................................       28
    10,200   Woolworths Ltd...................................       35
                                                                -------
                                                                    691
                                                                -------
  BELGIUM(0.7%)
     6,135   G.I.B. Group.....................................      321
                                                                -------
  DENMARK(0.7%)
     3,610   Unidanmark A/S, Class A (Registered).............      326
                                                                -------
  FINLAND(4.1%)
     4,120   KCI Konecranes International plc.................      187
     2,990   Kone Oyj, Class B................................      348
    62,150   Merita plc, Class A..............................      395
    13,360   Metra Oyj, Class B...............................      232
    20,600   Rauma Oyj........................................      301
     9,050   Sampo Insurance Co., Ltd., Class A...............      346
     1,160   Valmet Oyj.......................................       16
                                                                -------
                                                                  1,825
                                                                -------
  FRANCE(7.0%)
 (a)14,400   Bull SA..........................................      108
     3,265   Cie de Saint Gobain..............................      461
  (a)9,850   CNP Assurances...................................      299
     3,640   Elf Aquitaine....................................      421
       975   Groupe Danone....................................      279
     1,510   Lafarge..........................................      143
     7,790   Michelin (C.G.D.E.), Class B.....................      312
     8,300   Rhone-Poulence, Class A..........................      427
     3,010   Total, Class B...................................      305
     2,333   Union des Assurances Federales...................      310
                                                                -------
                                                                  3,065
                                                                -------
  GERMANY(6.4%)
    11,720   BASF AG..........................................      447
     3,510   Bayer AG.........................................      147
     4,970   Bayer Vereinsbank AG.............................      393
     1,050   Buderus AG.......................................      388
     3,012   Philipp Holzmann AG..............................      470
     1,422   Plettac AG.......................................      113
     6,050   VEBA AG..........................................      358
       318   Viag AG..........................................      188
     4,270   Volkswagen AG....................................      345
                                                                -------
                                                                  2,849
                                                                -------

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
  HONG KONG (1.3%)
    16,000   China Telecom Ltd................................  $    28
     7,000   CLP Holdings Ltd.................................       35
    19,000   Dairy Farm International Holdings Ltd............       22
    20,400   Hong Kong & China Gas Co., Ltd...................       26
     7,500   Hong Kong Electric Holdings Ltd..................       23
    19,200   Hong Kong Telecommunications Ltd.................       33
     3,300   HSBC Holdings plc................................       82
    17,000   Hutchison Whampoa Ltd............................      120
    10,600   Li & Fung Ltd....................................       22
     8,000   SmarTone Telecommunications Holdings Ltd.........       22
    15,000   Sun Hung Kai Properties Ltd......................      109
    10,000   Swire Pacific Ltd., Class A......................       45
     5,000   Television Broadcasts Ltd........................       13
     3,000   VTech Holdings Ltd...............................       13
                                                                -------
                                                                    593
                                                                -------
  IRELAND(1.8%)
    20,462   Bank of Ireland..................................      456
    67,700   Greencore Group plc..............................      313
                                                                -------
                                                                    769
                                                                -------
  ITALY(5.2%)
     6,830   Banca Popolare di Bergamo S.p.A..................      166
    40,940   Magneti Marelli S.p.A............................       71
    33,600   Marzotto (Gaetano) & Figli S.p.A.................      371
    68,000   Mediaset S.p.A...................................      552
   100,550   Sogefi S.p.A.....................................      274
   138,574   Telecom Italia S.p.A. Di Risp (NCS)..............      873
                                                                -------
                                                                  2,307
                                                                -------
  JAPAN(18.8%)
     2,000   Aiwa Co., Ltd....................................       53
    15,000   Amada Co., Ltd...................................       73
     1,200   Autobacs Seven Co., Ltd..........................       40
    10,000   Canon, Inc.......................................      214
    14,000   Casio Computer Co., Ltd..........................      103
    10,000   Dai Nippon Printing Co., Ltd.....................      160
    32,000   Daicel Chemical Industries Ltd...................       95
    23,000   Daifuku Co., Ltd.................................      123
    16,000   Daikin Industries Ltd............................      159
     1,500   Family Mart Co., Ltd.............................       75
     7,000   Fuji Machine Manufacturing Co....................      221
     7,000   Fuji Photo Film Ltd..............................      261
    14,000   Fujitec Co., Ltd.................................       90
    22,000   Fujitsu Ltd......................................      293
    29,000   Furukawa Electric Co.............................       99
     8,200   Hitachi Credit Corp..............................      182
    38,000   Hitachi Ltd......................................      236
     5,000   Inabata & Co.....................................       13
    24,000   Kaneka Corp......................................      180
     8,000   Kurita Water Industries Ltd......................      118
     3,100   Kyocera Corp.....................................      164
    11,000   Kyudenko Co., Ltd................................       75
     7,000   Lintec Corp......................................       65
    14,000   Matsushita Electric Industrial Co., Ltd..........      248
     7,000   Minebea Co., Ltd.................................       80

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  JAPAN (CONT.)

    38,000   Mitsubishi Chemical Corp.........................  $    80
    14,000   Mitsubishi Estate Co., Ltd.......................      126
    37,000   Mitsubishi Heavy Industries Ltd..................      144
    10,000   Mitsumi Electric Co., Ltd........................      212
     4,000   Murata Manufacturing Co., Ltd....................      166
    27,000   NEC Corp.........................................      249
    12,000   Nifco, Inc.......................................       97
     3,000   Nintendo Corp., Ltd..............................      291
        30   Nippon Telegraph & Telephone Corp................      232
    52,000   Nissan Motor Co..................................      159
     8,000   Nissha Printing Co., Ltd.........................       49
        16   NTT Data Corp....................................       80
     4,000   Ono Pharmaceutical Co., Ltd......................      125
    26,000   Ricoh Co., Ltd...................................      240
     4,600   Rinnai Corp......................................       81
     1,000   Rohm Co., Ltd....................................       91
     5,000   Ryosan Co., Ltd..................................       80
     2,000   Sangetsu Co., Ltd................................       30
    10,000   Sankyo Co., Ltd..................................      219
    18,000   Sanwa Shutter Corp...............................       79
    15,000   Sekisui Chemical Co..............................      101
     8,000   Sekisui House Co., Ltd...........................       85
    13,000   Shin-Etsu Polymer Co., Ltd.......................       68
     3,600   Sony Corp........................................      263
     4,000   Sumitomo Marine & Fire Insurance Co..............       25
    11,000   Suzuki Motor Co., Ltd............................      131
     3,000   TDK Corp.........................................      275
     4,000   Tokyo Electron Ltd...............................      152
    44,000   Toshiba Corp.....................................      262
     7,000   Toyota Motor Corp................................      190
    36,000   Tsubakimoto Chain Co.............................       77
     9,000   Yamaha Corp......................................       93
     9,000   Yamanouchi Pharmaceutical Co.....................      290
                                                                -------
                                                                  8,262
                                                                -------
  MALAYSIA(0.1%)
  (d)3,000   Carlsberg Brewery Bhd............................        6
  (d)6,000   Guiness Anchor Bhd...............................        4
  (d)1,000   Nestle Bhd.......................................        3
  (d)4,000   R.J. Reynolds Bhd................................        3
  (d)3,000   Rothmans of Pall Mall Bhd........................       13
                                                                -------
                                                                     29
                                                                -------
  NETHERLANDS(3.2%)
    12,860   ABN Amro Holdings N.V............................      271
     8,560   Akzo Nobel N.V...................................      390
     3,635   Hollandsche Beton Groep N.V......................       45
     8,690   ING Groep N.V....................................      530
     2,450   Philips Electronics N.V..........................      164
                                                                -------
                                                                  1,400
                                                                -------
                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
  NEW ZEALAND(0.1%)
     4,300   Telecom Corp. of New Zealand Ltd.................  $    19
     2,000   Telecom Corp. of New Zealand Ltd. (Installment
               Receipts-Final Installment of NZD 4.15/Share
               due 3/31/99)...................................        4
                                                                -------
                                                                     23
                                                                -------
  NORWAY(1.3%)
    12,600   Saga Petroleum ASA...............................      115
    22,799   Sparebanken NOR..................................      444
                                                                -------
                                                                    559
                                                                -------
  SINGAPORE(0.3%)
     5,000   City Developments Ltd............................       22
     8,000   Natsteel Electronics Ltd.........................       20
     3,000   Singapore Airlines Ltd...........................       22
    18,000   Singapore Technologies Engineering Ltd...........       17
     6,000   United Overseas Bank Ltd. (Foreign)..............       38
     5,000   Venture Manufacturing Ltd........................       19
                                                                -------
                                                                    138
                                                                -------
  SPAIN(3.1%)
    18,650   Banco Bilbao Vizcaya.............................      293
    35,300   Iberdrola........................................      661
     4,068   Telefonica de Espana.............................      181
    21,590   Uralita..........................................      241
                                                                -------
                                                                  1,376
                                                                -------
  SWEDEN(4.0%)
    10,000   Autoliv, Inc., Swedish Depositary Receipt........      359
    16,615   BT Industries AB.................................      242
    76,430   Nordbanken Holding AB............................      491
    21,110   Svedala Industri AB..............................      308
     8,610   Svenska Handelsbanken, Class A...................      364
                                                                -------
                                                                  1,764
                                                                -------
  SWITZERLAND(8.9%)
       202   Bobst AG (Bearer)................................      250
       590   Cie Financiere Richemont AG, Class A.............      836
       425   Forbo Holding AG (Registered)....................      186
       498   Holderbank Financiere Glarus AG, Class B
               (Bearer).......................................      590
       421   Nestle (Registered)..............................      918
       170   Schindler Holding AG (Registered)................      290
       244   SIG-Schweizerische Industrie-Gesellschaft
               Holdings AG (Registered).......................      144
    (a)810   Swisscom AG (Registered).........................      340
    (a)295   UBS AG (Registered)..............................       91
     1,093   Valora Holding AG (Registered)...................      296
                                                                -------
                                                                  3,941
                                                                -------
  UNITED KINGDOM(16.7%)
   151,300   Aegis Group plc..................................      219
     6,300   Allied Domecq plc................................       58
 (a)12,200   Allied Zurich plc................................      182
    37,048   Bank of Scotland.................................      442
    38,175   BG plc...........................................      241
    20,970   British Telecommunications plc...................      316

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    19,220   Bunzl plc........................................  $    75
    30,427   Burmah Castrol plc...............................      435
    48,350   Capital Radio plc................................      471
    44,810   Charter plc......................................      246
   103,200   Devro plc........................................      297
    29,501   Diageo plc.......................................      336
    34,420   Great Universal Stores plc.......................      363
   164,500   Halma plc........................................      331
    26,650   IMI plc..........................................      105
    45,350   Imperial Tobacco Group plc.......................      486
    28,450   Lonrho plc.......................................      156
    59,300   Morgan Crucible Co. plc..........................      272
    59,000   Premier Farnell plc..............................      157
   564,050   Premier Oil plc..................................      150
    40,769   Reckitt & Colman plc.............................      540
    23,110   RMC Group plc....................................      316
    41,847   Royal & Sun Alliance Insurance Group plc.........      342
 (d)65,500   Scapa Group plc..................................      107
    13,100   Scottish Media Group plc.........................      153
    10,400   Williams plc.....................................       59
    84,240   WPP Group plc....................................      513
                                                                -------
                                                                  7,368
                                                                -------
TOTAL COMMON STOCKS (COST $37,873)............................   37,606
                                                                -------
PREFERRED STOCKS (2.0%)
  GERMANY (2.0%)
       997   Dyckerhoff AG....................................      278
       780   Fresenius AG.....................................      164
       465   Hornbach Holding AG..............................       28
       910   Suedzucker AG....................................      412
                                                                -------
TOTAL PREFERRED STOCKS (COST $991)............................      882
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHTS(0.0%)
  SPAIN(0.0%)
  (a)4,068   Telefonica S.A., expiring 1/30/99 (COST $0)......        4
                                                                -------

  NO. OF
 WARRANTS
----------

WARRANTS(0.0%)
  HONG KONG (0.0%)
  (a)1,200   Hong Kong & China Gas Co., Ltd.,
               expiring 9/30/99 (COST $0).....................       --
                                                                -------
TOTAL FOREIGN SECURITIES (87.3%) (COST $38,864)...............   38,492
                                                                -------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (11.7%)
 REPURCHASE AGREEMENT (11.7%)
    $5,157   Chase Securities, Inc. 4.45%, dated 12/31/98, due
               1/4/99, to be repurchased at $5,160,
               collateralized by U.S. Treasury Bonds, 10.375%,
               due 11/15/12, valued at $5,211 (COST $5,157)...  $ 5,157
                                                                -------

FOREIGN CURRENCY (0.0%)
  HKD    7   Hong Kong Dollar.................................        1
 MYR  (d)2   Malaysian Ringgit................................       --
 ESP     4   Spanish Peseta...................................       --
                                                                -------
TOTAL FOREIGN CURRENCY (COST $0)..............................        1
                                                                -------
TOTAL INVESTMENTS (99.0%) (COST $44,021)......................   43,650
                                                                -------

OTHER ASSETS (1.5%)
  Due from Broker................................................  $     366
  Receivable for Daily Variation on Futures Contracts............        155
  Dividends Receivable...........................................         74
  Foreign Withholding Tax Reclaim Receivable.....................         26
  Receivable for Portfolio Shares Sold...........................         22
  Interest Receivable............................................          1
  Other Assets...................................................          1         645
                                                                   ---------
LIABILITIES (-0.5%)
  Unrealized Loss on Foreign Currency Exchange Contracts.........       (126)
  Professional Fees Payable......................................        (34)
  Investment Advisory Fees Payable...............................        (22)
  Custodian Fees Payable.........................................        (17)
  Administrative Fees Payable....................................        (11)
  Payable for Portfolio Shares Redeemed..........................        (10)
  Other Liabilities..............................................        (13)       (233)
                                                                   ---------   ---------
NET ASSETS (100%)...........................................................   $  44,062
                                                                               ---------
                                                                               ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,922,808 outstanding $0.001 par value shares (authorized
  500,000,000 shares).......................................................   $   11.23
                                                                               ---------
                                                                               ---------
NET ASSETS CONSIST OF:
Paid in Capital.............................................................   $  44,094
Undistributed Net Investment Income.........................................          91
Accumulated Net Realized Gain...............................................         202
Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures Contracts..............................        (325)
                                                                               ---------
NET ASSETS..................................................................   $  44,062
                                                                               ---------
                                                                               ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

     CURRENCY                                IN EXCHANGE               NET UNREALIZED
    TO DELIVER        VALUE    SETTLEMENT        FOR         VALUE       GAIN (LOSS)
       (000)          (000)       DATE          (000)        (000)          (000)
  ---------------   ---------  -----------  -------------  ---------  -----------------
  FRF     592       $     106     1/13/99   U.S.$     106  $     106      $      --
  DEM    474              284     1/13/99   U.S.$     285        285              1
  ITL  325,342            197     1/13/99   U.S.$     198        198              1
  JPY  100,434            891     1/13/99   U.S.$     835        835            (56)
  JPY   92,917            825     1/13/99   U.S.$     781        781            (44)
  JPY   35,806            318     1/13/99   U.S.$     310        310             (8)
  GBP    230              383     1/13/99   U.S.$     387        387              4
  U.S.$    103            103     1/13/99     FRF     590        105              2
  U.S.$    446            446     1/13/99     FRF   2,506        449              3
  U.S.$    858            858     1/13/99      DEM  1,448        869             11
  U.S.$    358            358     1/13/99    ITL  599,046        363              5
  U.S.$  1,996          1,996     1/13/99    JPY  229,157      2,034             38
  U.S.$    391            391     1/13/99      GBP    236        393              2
  U.S.$    463            463     1/13/99      GBP    275        457             (6)
  JPY   47,007            418     1/19/99   U.S.$     392        392            (26)
  U.S.$    407            407     1/19/99    JPY   47,007        417             10
  U.S.$    684            684     1/19/99      GBP    409        680             (4)
  JPY  184,943          1,645     1/27/99   U.S.$   1,541      1,541           (104)
  U.S.$  1,600          1,600     1/27/99    JPY  184,943      1,645             45
                    ---------                              ---------          -----
                    $  12,373                              $  12,247      $    (126)
                    ---------                              ---------          -----
                    ---------                              ---------          -----

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
NCS   --  Non Convertible Shares
DEM   --  German Mark
FRF   --  French Franc
GBP   --  British Pound
ITL   --  Italian Lira
JPY   --  Japanese Yen
NZD   --  New Zealand Dollar

----------------------------------------------------------------

FUTURES CONTRACTS:

At December 31, 1998, the following futures contracts were open:

                                                  AGGREGATE                UNREALIZED
                                       NUMBER OF  FACE VALUE  EXPIRATION  APPRECIATION
                                       CONTRACTS    (000)        DATE        (000)
--------------------------------------------------------------------------------------
  LONG:
  Dax Index..........................       2     U.S.$ 607      Mar-99   U.S.$    51
  MIB 30 Index.......................       1           210      Mar-99            17
  CAC 40 Index.......................      15           530      Mar-99            29
  FTSE 100 Index.....................      13         1,268      Mar-99            46
                                                                          ------------
                                                                          U.S.$   143
                                                                          ------------
                                                                          ------------

----------------------------------------------------------------
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments (excluding foreign currency) of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  44,047    $   3,305       $  (3,703)       $    (398)

----------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $32,146,000 and $10,577,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1998.

----------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                               VALUE        % OF
SECTOR DIVERSIFICATION                         (000)     NET ASSETS
-------------------------------------------  ---------  -------------
Advertising Service........................  $     219          0.5%
Capital Equipment..........................     10,358         23.5
Capital Goods..............................      1,435          3.2
Consumer Products..........................      6,921         15.7
Consumer Staples...........................        846          1.9
Multi-Industry.............................        248          0.6
Energy.....................................      1,920          4.4
Finance....................................      7,490         17.0
Materials..................................      5,160         11.7
Technology.................................        131          0.3
Services...................................      3,764          8.5
                                             ---------          ---
Total Foreign Securities...................  $  38,492         87.3%
                                             ---------          ---
                                             ---------          ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                      YEAR ENDED
                                               DECEMBER 31, 1998
                                                           (000)
----------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $         632
  Interest                                               254
  Less: Foreign Taxes Withheld                           (79)
                                                      ------
    Total Income                                         807
                                                      ------
EXPENSES:
  Investment Advisory Fees                               271
  Less: Fees Waived                                     (220)
                                                      ------
  Net Investment Advisory Fees                            51
  Administrative Fees                                    106
  Custodian Fees                                          93
  Shareholder Reports                                     77
  Professional Fees                                       57
  Directors' Fees and Expenses                             2
  Other                                                    5
                                                      ------
    Net Expenses                                         391
                                                      ------
  Net Investment Income                                  416
                                                      ------
NET REALIZED GAIN/LOSS ON:
  Investments Sold                                       373
  Foreign Currency Transactions                         (239)
  Futures Contracts                                       50
                                                      ------
    Net Realized Gain                                    184
                                                      ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                             26
  Foreign Currency Translations                          (95)
  Futures Contracts                                      (17)
                                                      ------
    Change in Unrealized
     Appreciation/Depreciation                           (86)
                                                      ------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                               98
                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   $         514
                                                      ------
                                                      ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             PERIOD FROM
                                                       YEAR ENDED    JANUARY 2, 1997* TO
                                                DECEMBER 31, 1998      DECEMBER 31, 1997
                                                            (000)                  (000)
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $             416    $             207
  Net Realized Gain                                          184                  329
  Change in Unrealized
    Appreciation/Depreciation                                (86)                (239)
                                                        --------              -------
  Net Increase in Net Assets Resulting from
    Operations                                               514                  297
                                                        --------              -------
DISTRIBUTIONS:
  Net Investment Income                                     (141)                (544)
  In Excess of Net Investment Income                          --                  (16)
  Net Realized Gain                                         (155)                 (37)
                                                        --------              -------
  Total Distributions                                       (296)                (597)
                                                        --------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                              41,614               28,522
  Distributions Reinvested                                   296                  546
  Redeemed                                               (16,921)              (9,913)
                                                        --------              -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                            24,989               19,155
                                                        --------              -------
  Total Increase in Net Assets                            25,207               18,855
NET ASSETS:
  Beginning of Period                                     18,855                   --
                                                        --------              -------
  End of Period (Including undistributed
    (distribution in excess of) net
    investment income of
    $91 and $(16), respectively)               $          44,062    $          18,855
                                                        --------              -------
                                                        --------              -------
----------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                    3,567                2,663
      Shares Issued on Distributions
       Reinvested                                             26                   54
      Shares Redeemed                                     (1,488)                (900)
                                                        --------              -------
    Net Increase in Capital Shares
     Outstanding                                           2,105                1,817
                                                        --------              -------
                                                        --------              -------
----------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                         PERIOD FROM
                                                YEAR ENDED          JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS       DECEMBER 31, 1998      TO DECEMBER 31, 1997
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.38                   $ 10.00
                                               -------                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.12                      0.13
  Net Realized and Unrealized Gain                0.81                      0.59
                                               -------                   -------
  Total From Investment Operations                0.93                      0.72
                                               -------                   -------
DISTRIBUTIONS
  Net Investment Income                          (0.04)                    (0.32)
  Net Realized Gain                              (0.04)                    (0.02)
                                               -------                   -------
  Total Distributions                            (0.08)                    (0.34)
                                               -------                   -------
NET ASSET VALUE, END OF PERIOD                 $ 11.23                   $ 10.38
                                               -------                   -------
                                               -------                   -------
TOTAL RETURN                                      8.97%                     7.31%
                                               -------                   -------
                                               -------                   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)              $44,062                   $18,855
Ratio of Expenses to Average Net
  Assets                                          1.15%                     1.16%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense                N/A                      1.15%**
Ratio of Net Investment Income to
  Average Net Assets                              1.22%                     1.43%**
Portfolio Turnover Rate                             36%                       41%
------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                     $  0.06                   $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.80%                     2.78%**
  Net Investment Income (Loss) to
    Average Net Assets                            0.58%                    (0.19)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the International Magnum Portfolio. Please refer to the Portfolio's Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-12) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                         FROM            MORE
      FIRST         $500 MILLION TO      THAN
   $500 MILLION       $1 BILLION      $1 BILLION
------------------  ---------------  -------------
         0.80%             0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $64,000.

E. OTHER: For the year ended December 31, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately $9,000.

At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly, Morgan Stanley Universal Funds, Inc.)--
International Magnum Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--International Magnum Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1998, the Portfolio has designated a 20% long-term capital gain of approximately $199,000.

For the year ended December 31, 1998, the Portfolio intends to pass through to shareholders a foreign tax credit of approximately $79,000 and has derived gross income from sources within foreign countries in the amount of approximately $632,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment
 Management Limited; Managing Director, Morgan Stanley & Co.
 Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Belinda A. Brady

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.